UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

WMS INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8300 (Commission File Number)	36-2814522 (IRS Employer Identification No.)

800 South Northpoint Blvd., Waukegan, Illinois		60085
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 785-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Press Release
Transcript of Conference Call

Item 8.01 Other Events.

On October 26, 2004, WMS Industries Inc. issued a press release discussing first quarter financial results and financial guidance, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.1. Shortly after the issuance of the October 26, 2004 press release, WMS Industries Inc. held a conference call with investors, analysts and others further discussing first quarter financial results and financial guidance, including a question and answer period. A transcript of that conference call is being filed with the SEC pursuant to this Current Report on Form 8-K and is attached to this report as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibits	Description
99.1	Press Release of WMS Industries Inc. dated October 26, 2004

99.2	Transcript of WMS Industries Inc. Conference Call held on October 26, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS INDUSTRIES INC.
Date: October 29, 2004
/s/ Kathleen J. McJohn Kathleen J. McJohn Vice President, General Counsel and Secretary

Exhibit Index

Exhibits	Description
99.1	Press Release of WMS Industries Inc. dated October 26, 2004

99.2	Transcript of WMS Industries Inc. Conference Call held on October 26, 2004